UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2006

MANATRON, INC.
(Exact name of registrant as
specified in its charter)

Commission File Number:  000-15264

Michigan (State or other jurisdiction of incorporation)	38-1983228 (IRS Employer Identification no.)

510 E. Milham Avenue Portage, Michigan (Address of principal executive offices)	49002 (Zip Code)

Registrant's telephone number,
including area code:  (269) 567-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

          On December 14, Manatron, Inc. (the "Company") received an unsolicited acquisition proposal from Constellation Software Inc. ("Constellation"), which is attached to Constellation's Schedule 13D/A filed with the Commission on December 18, 2006.

          On December 20, 2006, the Company's Board of Directors unanimously rejected the proposal and authorized the Company's Chief Executive Officer and Co-Chairman to respond to the proposal. The response is attached as Exhibit 99.1 to this Form 8-K.

          On December 21, 2006, the Company issued the press release attached as Exhibit 99.1 to this Form 8-K announcing that it rejected Constellation's proposal.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits:

	99.1	Response Letter dated December 20, 2006

	99.2	Press Release dated December 21, 2006

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2006	MANATRON, INC. (Registrant)

	By:	/s/ Paul R. Sylvester
Paul R. Sylvester Chief Executive Officer and Co-Chairman

EXHIBIT INDEX

Exhibit Number	Document

99.1	Response Letter dated December 20, 2006

99.2	Press Release dated December 21, 2006